UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

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  GLOBAL SHORT DURATION HIGH YIELD FUND

Notice of Annual Meeting  of
Shareholders and Proxy Statement

TIME
Friday, October 25, 2013
At 2:00 p.m.

PLACE
Wells Fargo Auditorium
430 South Tryon Street
Charlotte, NC 28285

Please date, fill in, and sign the enclosed proxy card
and mail in the enclosed return  envelope which
requires no postage if mailed in the United States or
vote on the Internet by following the instructions in
the notice and proxy card.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND
Charlotte, North Carolina

Dear Shareholder:

The 2013 Annual Meeting of Shareholders (the “Meeting”) of Babson Capital Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held in the Wells Fargo Auditorium, 430 South Tryon Street, Charlotte, North Carolina 28285, at 2:00 p.m., Eastern Time, on Friday, October 25, 2013. A Notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

By promptly returning the enclosed proxy card or by voting on the Internet you can help the Fund avoid the expense  of sending follow-up letters to obtain a quorum. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the Meeting, shareholders of the Fund will be asked to elect three Trustees. The Board of Trustees recommends that shareholders elect the nominated Trustees.

I look forward to your attendance at this Meeting because it will provide us with an opportunity  to inform you about the progress of the Fund.

Sincerely,

Rodney J. Dillman
Chairman

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND
550 South Tryon Street, Suite 3300
Charlotte, North Carolina

The Notice of Annual Meeting of Shareholders

To the Shareholders of
Babson Capital Global Short Duration High Yield Fund:

The Annual Meeting of Shareholders of Babson Capital Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held in the Wells Fargo Auditorium, 430 South Tryon Street, Charlotte, North Carolina 28285, on Friday, October 25, 2013, at 2:00 p.m., Eastern Time (the “Meeting”), for the following purposes:

(1)	to elect as Trustees Bernard A. Harris, Jr. and Thomas M. Finke for three-year terms and Thomas W. Bunn for a one-year term, or until their respective successors are duly elected and qualified; and

(2)	to transact such other business as may properly come before the Meeting or any adjournment thereof.

Holders of record of the shares of beneficial interest of the Fund at the close of business on August 30, 2013, are entitled to vote at the Meeting or any adjournment thereof. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1.
Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website; or

2.	Mail: Vote, sign and return your proxy card in the enclosed postage- paid envelope.

By order of the
Boards of Trustees,

Janice M. Bishop
Secretary

Charlotte, North Carolina
September 16, 2013

PLEASE EITHER VOTE YOUR PROXY ON THE INTERNET  OR COMPLETE,  DATE, AND
SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY
CARD IN THE ENVELOPE PROVIDED SO THAT  YOUR VOTE CAN BE RECORDED. IT IS
IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY, REGARDLESS OF THE SIZE OF
YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

BABSON CAPITAL  GLOBAL SHORT DURATION HIGH YIELD FUND
Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Babson Capital Global Short Duration  High Yield  Fund (“BGH” or the “Fund”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held in the Wells Fargo Auditorium, 430 South Tryon Street, Charlotte, North Carolina 28285, on Friday, October 25, 2013, at 2:00 p.m., Eastern Time.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about  September 16, 2013,  to shareholders  of record on August 30, 2013, the “record date”. The Fund’s principal business office is c/o Babson Capital Management LLC (“Babson Capital”), 550 South Tryon Street, Suite 3300, Charlotte, North Carolina 28202.

Holders of the shares of beneficial interest of the Fund (“shares”) of record at the close of business on August 30, 2013 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,057,849 shares of BGH outstanding on the record date. The Fund, to the best of its knowledge, is not aware of any beneficial owner of more than 5% of the outstanding  shares of the Fund.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on Friday, October 25, 2013. The Proxy Statement is available on https://www.proxyvote.com or on the Fund’s website at www.babsoncapital. com/bgh.

PROPOSAL 1

ELECTION  OF TRUSTEES

The Board of Trustees (the “Board”), which  oversees the Fund,  provides  broad supervision  over the affairs of the Fund.  Those Trustees who are not “interested persons” (as defined in the Investment Act of 1940, as amended (the “1940 Act”)) of the Fund or of Babson Capital are referred to as “Independent Trustees” throughout this Proxy Statement. Babson Capital is responsible for the investment management of the Fund’s assets and for providing a variety of other administrative services to the Fund. The officers of the Fund are responsible for its operations.

As of the  date  of this  Proxy  Statement,  the  Board is comprised  of five Trustees.  At the  Board meeting  held  on  July 29,  2013,  the  Board elected Mr. Bunn to serve as a Trustee effective at the commencement  of the Board meeting immediately preceding the Annual Meeting on October 25, 2013. The Fund’s Nominating and Governance Committee nominated  Dr. Harris as an Independent Trustee and Mr. Finke as an Interested Trustee to the Board for three-year terms and Mr. Bunn as an Independent Trustee to the Board for a one-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors are duly elected and qualified.

Information Concerning Trustees, Nominees for Trustee and Officers

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his present office with the Fund, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also set forth below is a list of the Fund’s senior officers (“Officers”) along with the position each holds with the Fund, his or her term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term “Fund Complex” includes the Fund, Babson Capital Corporate Investors, Babson Capital Participation Investors, Babson Capital Funds Trust, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Select Funds.

INTERESTED TRUSTEE

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Thomas M. Finke (49) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee / Nominee	Term expires 2013; Trustee (since 2013)	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002- 2008), Babson Capital; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company	3
Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Chairman (since 2012),  Director (since 2008),  Babson Capital Europe Limited (investment advisory firm); Chairman and Director (since 2012), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director  (since 2004), Jefferies Finance LLC (finance company); Manager (since 2007), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011),  Scottish Re Group Limited (reinsurance specialist); and Director (2000-2009), Babson Capital Japan KK (investment advisory firm).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Thomas W. Bunn (59) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Nominee*	N/A	Retired (since 2009); Vice Chairman (2005-2009), Head of National Banking (2006-2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm)	3
Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Director (since 2010), SquareTwo Financial (asset recovery and management firm); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Kiawah Island Conservancy; Director (since 2009), Nature Conservancy of North Carolina; Director (2007-2009),  Victory Asset Management (mutual fund complex).

*   At the July 29, 2013  Board meeting,  the Board elected  Mr. Bunn  to serve as Trustee effective  at the commencement of the Board meeting immediately  preceding the Annual Meeting on October 25, 2013.

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Rodney J. Dillman (60) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee, Chairman	Term expires 2015; Trustee since 2012	Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital	3
Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2009-2010), Yingda Taihe Life Insurance Co.; Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company; Director (2005-2010),  The MassMutual Trust Company; Director (2006-2008), Jefferies Finance LLC (finance company); Director, Vice President and Secretary (2005-2008), MMHC Investment Company (passive investor).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Bernard A. Harris Jr. (56) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee / Nominee	Term expires 2013; Trustee since 2012	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA	3
Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2008), US Physical Therapy (USPH: NYSE); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Thomas W. Okel (50) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Term expires 2014; Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Martin A. Sumichrast (46) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Term expires 2015; Trustee since 2012	Managing Director (2002-2013), Lomond International Inc.	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years
Russell D. Morrison (48) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	President	Since 2012	Head of the Global High Yield Investments Group (since 2009), Co-Head of U.S. Loan Team (2006-2009), Managing Director (since 2002), Babson Capital; Senior Vice President (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Patrick Hoefling (33) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Chief Financial Officer	Since 2012	Managing Director (since 2008), Babson Capital; Chief Financial Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Managing Director (2005-2008), Deloitte and Touche.

Andrew Lennon (38) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2013	Managing Director (since 2008), Babson Capital; Treasurer (since 2013), Babson Capital Funds Trust (open- end investment company advised by Babson Capital).

* Officers will hold their position with the Fund until  a successor has been elected and qualified.   Officers are generally elected annually by the Board.  The officers  were last  elected on July 29, 2013.

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years
Michael Freno (37) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), Member of High Yield Investment Committee (since 2010), Director (2007-2009), Associate Director (2005-2006), Babson Capital.

Sean Feeley (45) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2003), Babson Capital; Vice President (since 2011), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital).

Scott Roth (43) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2004), High Yield Team Leader (since 2010), Babson Capital.

* Officers will hold their position with the Fund until  a successor has been elected and qualified.   Officers are generally elected annually by the Board.  The officers  were last  elected on July 29, 2013.

OFFICERS OF THE FUND

Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations During Past 5 Years
Melissa LaGrant (39) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Chief Compliance Officer	Since 2012
Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Chief Compliance Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Janice M. Bishop (48) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Secretary and Chief Legal Officer	Since 2012
Counsel (since 2007), Babson Capital; Associate Secretary (since 2008), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital).

Michelle Manha (40) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Assistant Secretary	Since 2012	Counsel (since 2008), Babson Capital; Assistant Secretary (since 2013), Babson Capital Funds Trust (open- end investment company advised by Babson Capital).

* Officers will hold their position with the Fund until  a successor has been elected and qualified.   Officers are generally elected annually by the Board.  The officers  were last  elected on July 29, 2013.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of the Fund should so serve. The current members of the Board joined the Board at different points in time since 2012. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question  and discuss information  provided  to them,  to interact effectively with the Fund’s investment adviser, sub-adviser, counsel and independent auditors,  and to exercise effective business judgment  in the performance  of their duties as Trustees. In recommending the election or appointment  of the current Board members as Trustees, the Nominating and Governance Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating and Governance Committee also considered that during their service as members of the Board of Trustees of the Fund, the Trustees have demonstrated a high level of diligence and commitment  to the interests of the Fund’s shareholders  and the ability to work effectively and collegially with other members of the Board.

The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed  to the Board’s conclusion that each individual should serve on the Board.

Mr. Bunn – Mr. Bunn brings over 33 years of experience in banking, investment banking and the financial services industry. Previously, he served as Vice Chairman of KeyCorp. Prior to joining KeyCorp, he served as a Managing Director and Head of Leveraged Finance and Global Debt Capital Markets at Bank of America. He currently serves as director or trustee of several public and private companies, including Babson Capital Funds Trust, an open-end  investment company advised by Babson Capital, SquareTwo Financial, Southern Weaving Co., Sound Harbor Partners, Wake Forest University, the Kiawah Island Conservancy, and the Nature Conservancy of North Carolina. He also served as a Trustee of the mutual fund complex of Victory Asset Management. Mr. Bunn holds a Bachelor of Science in Business Administration from Wake Forest University and a Masters in Business Administration from the University of North Carolina.

Mr. Dillman  – Mr. Dillman brings  over 12 years of experience  in investment management, global business development, global political and economic risk management, international acquisitions, global operations and financial reporting. He currently serves as Trustee of Babson Capital Funds Trust, an open-end  investment company advised by Babson Capital. Previously, Mr. Dillman served as President of MassMutual International LLC, an international life insurance, health, annuities and pension company, and General Counsel of Babson Capital. Prior to joining Babson Capital, he was a Partner at Day Pitney LLP, a law firm. He served as a Director to many insurance and private companies, including Yingda Taihe Life Insurance Co., MassMutual Life Insurance Company, MassMutual Mercuries Life Insurance Company, MassMutual Asia Limited, The MassMutual Trust Company and Jefferies Finance LLC. He is the author of The Lease Manual: A Practical Guide to Negotiating Office, Rental and Industrial Leases. He holds a Bachelor of Science in Education from Kent State University, a Masters of Arts in Economics from Kent State University Graduate School of Management and a Juris Doctorate in Law from Duke University School of Law.

Mr. Finke – Mr. Finke brings over 23 years of experience in the banking and investment industries.  He currently serves as Chairman and Chief Executive Officer of Babson Capital. Previously, he served as President of Babson Capital, Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company, Co- Founder and President of First Union Institutional Debt Management and Vice President at Bear, Stearns & Co. Mr. Finke currently serves as Trustee of Babson Capital Funds Trust, an open-end  investment company advised by Babson Capital, Chairman and Director of Babson Capital Europe Limited, Chairman and Director of Babson Capital Global Advisors Limited, Chairman and Director of Cornerstone Real Estate Advisers LLC and Manager of Wood Creek Capital Management, LLC. He formerly served as a founding  member  of the Board of Directors of the Loan Syndicates and Trading Association. He holds a Bachelor of Arts from the University of Virginia’s McIntire School of Commerce and a Masters in Business Administration from Duke University’s Fuqua School of Business.

Dr. Harris – Dr. Harris bring substantial executive, board and operations experience to the Fund.  He currently serves as Chief Executive Officer and Managing Partner of Vesalius Ventures, Inc., a venture  capital firm investing in early and mid-stage healthcare technologies and companies, President of The Space Agency and President of The Harris Foundation. Previously, he served as a Clinical Scientist, Flight Surgeon and Astronaut for NASA. Dr. Harris currently serves as director or trustee of several public  and  private companies,  including  Babson Capital Funds  Trust,  an open- end investment company advised by Babson Capital, The Endowment  Funds,  the Salient Funds, Counselors to America’s Small Business, Sterling Bancshares, Monebo Technologies, RMD Networks, Inc., Physical Therapy, Inc., Houston Angel Network and Constellation Services International.  He holds a Bachelor of Science in Biology from the University of Houston, a Masters of Medical Science from the University of Texas Medical Branch at Galveston, a Masters of Business Administration  from the University of Houston and a Doctorate of Medicine from the Texas Tech University School of Medicine. He is the recipient of several honorary  doctorates from Stony Brook University, Moorehouse School of Medicine and the University of Hartford. Dr. Harris also has been the recipient of numerous  awards, including the NASA Space Flight Medal, the NASA Award of Merit and the 2000 Horatio Alger Award.

Mr. Okel – Mr. Okel brings over 20 years of experience in the underwriting structuring, distribution  and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He currently serves as Executive Director of Catawbe Lands Conservancy, a non-profit land trust. Prior to joining Catawbe Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe,  Asia and Latin America. He currently  serves as Trustee of Babson Capital Funds Trust, an open-end  investment company advised by Babson Capital. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from J.L. Kellog Graduate School of Management, Northwestern University.

Mr. Sumichrast – Mr. Sumichrast brings over 25 years of experience in investing and providing business advisory services to corporations in the United States, Europe and Asia. He currently manages Washington  Capital, LLC, a family owned office entity. Previously, he served as Managing Director and co-founder of Lomond International, Inc., a private investment and business advisory firm. Prior to starting Lomond International, Inc., he co-founded and served as Chairman and Chief Executive Officer of Global Capital Partners,  Inc., a diversified financial services holding  company that has offices in the United States and Europe, and co-founded Czech Industries, an international  brokerage operation  with offices in twelve countries.  He currently serves as Trustee of Babson Capital Funds Trust, an open-end  investment company advised by Babson Capital. He is co-author of Opportunities in Finance Careers and The Complete Book of Homebuying. Mr. Sumichrast holds a Bachelor of Science from the University of Maryland.

Share Ownership of Trustees and Officers

As of August 12, 2013, the Trustees and Officers of the Fund individually beneficially owned  less than  one percent  (1%) of BGH’s  outstanding  shares and  as a group beneficially owned 0.20% of BGH’s shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of August 12, 2013, Babson Capital, the investment adviser of the Fund, beneficially owned 0.00% of the outstanding shares of BGH and Babson Capital Global Advisors Limited, the sub-adviser of the Fund (the “Sub-Adviser”), beneficially owned 0.00% of the outstanding  shares of BGH.

The table below sets forth information regarding the beneficial ownership*  of the Fund’s shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of August 12, 2013.

Dollar Ranges of Shares Owned by Trustees and Officers

Name of Nominee / Trustee	Dollar Range of Shares in Fund
T. Bunn	None
R. Dillman	$50,001 - $100,000
T. Finke	Over $100,000
B. Harris	$10,001 - $50,000
T. Okel	$50,001 - $100,000
M. Sumichrast	None
R. Morrison	$50,001 - $100,000
S. Feeley	$50,001 - $100,000
M. Freno	$50,001 - $100,000
S. Roth	$10,001 - $50,000

*  Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2)  under the Exchange Act.

Required Vote

If a quorum is present at the Meeting, the two nominees for election as Trustees for three-year terms and the nominee for election as a Trustee for a one-year term who receive a plurality vote, meaning the greatest number  of affirmative votes cast by shareholders, will be elected as Trustees.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE FUND.

Board Leadership Structure

The Board currently consists of five Trustees, four of whom are Independent Trustees. As discussed  below, two of the standing  committees  of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Dillman, who is not an “interested person” of the Fund, as defined in Section 2(a)(19)  of the 1940  Act, serves as Chairman  of the Board of Trustees and  Mr. Morrison, who is an “interested person” of the Fund,  serves as the President. Mr. Dillman presides at meetings of the Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board reviews its leadership  structure  periodically and  believes that  the leadership  structure  is appropriate  to enable the Board to exercise its oversight of the Fund.  The Board also believes that its structure,  including the active role of the other Independent Trustees, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

The Board provides oversight of the services provided by Babson Capital, including risk management activities. In addition, each committee provides oversight of Babson Capital’s  risk activities with respect to the particular  activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees receive a wide range of reports on the Fund’s activities, including the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and Audit Committee meet periodically with the Fund’s Chief Compliance Officer regarding the compliance of the Fund  with federal securities laws and the Fund’s internal compliance policies and procedures. In addition, both the Audit Committee and the full Board regularly review information concerning risks specific to the Fund and Babson Capital, including presentations  by various officers of the Fund,  investment personnel for the Fund, Babson Capital, the Sub-Adviser, the independent auditors for the Fund (KPMG LLP) and Counsel to the Fund (Ropes & Gray LLP).

Information Concerning Committees and Meetings of the Board of Trustees

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee.

The Audit Committee is comprised exclusively of Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant  to a written Audit Committee Charter,  which is available on the Fund’s website, www.babsoncapital.com/bgh. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee are Bernard A. Harris (Chairman), Thomas W. Okel and Martin A. Sumichrast. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the SEC’s rules implementing  Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Audit Committee, the Board designated Dr. Harris, Mr. Okel and Mr. Sumichrast as the Fund’s Audit Committee Financial Experts.

In accordance with the Audit Committee Charter, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Fund’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended August 31, 2013, the Audit Committee held five meetings.

The Nominating and Governance Committee is currently comprised of all Independent Trustees and is chaired by Martin A. Sumichrast. At the Board meeting held on July 29, 2013, the Board elected Thomas W. Bunn to serve as a Trustee effective at the commencement  of the Board meeting on October 25, 2013. Effective October 25, 2013, the Nominating and Governance Committee will be comprised of Martin A. Sumichrast (Chair) and Thomas W. Bunn, both Independent Trustees. A current copy of the Nominating and Governance Committee Charter can be found on the Fund’s website, www.babsoncapital.com/bgh. During the twelve months ended August 31, 2013, the Nominating and Governance Committee met twice.

The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of the Fund (“Independent Trustees”). The Nominating and Governance Committee Charter contemplates that all nominees for Independent Trustees will have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment  of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment,  expertise, reputation,  and integrity. In the case of a shareholder  recommended  candidate,  the Committee may also consider any other facts and circumstances attendant  to such shareholder submission  as may be deemed  appropriate  by the Committee.  Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

When the Board has or expects to have a vacancy for an Independent Trustee, the Nominating and Governance Committee will consider candidates recommended by the Fund’s current Trustees; the Fund’s shareholders; the Fund’s officers; the Fund’s investment  adviser; the Fund’s sub-adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required  for the Fund to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended  by other sources.

The Nominating and Governance Committee also considers, evaluates and makes recommendations to the Board of Trustees with respect to the structure, membership and function of the Board of Trustees and the Committees thereof, including  the compensation of the Trustees.

During the twelve months ended August 31, 2013, the Board of Trustees held five regular meetings. During the twelve months ended August 31, 2013, each Trustee attended  all of the meetings of the Board of Trustees and all of the Committees of the Board on which he served.

Transactions with and Remuneration of Officers and Trustees

Pursuant to the Investment Management Agreement between BGH and Babson Capital (the “Contract”), Babson Capital paid the compensation and expenses of the Fund’s officers and of all Trustees who were officers or employees of Babson Capital.

Trustees who are not officers or employees of Babson Capital receive an annual retainer of $35,000.  The Chairman  of the Board and the Chairman  of the Audit Committee each receive an additional  retainer in the amount  of $5,000.  Trustees who are not officers or employees of Babson Capital also receive a fee of $5,500 for each meeting of the Board which they attend ($2,500 for each meeting conducted by telephone conference call). Members of the Audit Committee and the Nominating and Governance Committee receive an additional fee of $2,000 per meeting attended, including meetings conducted by telephone conference call. Beginning in July 2013, the Trustees became Trustees of Babson Capital Funds Trust (“BCFT”). The above Trustee compensation  represents the aggregate amounts payable by both BGH and BCFT. During the twelve months  ended  August 31,  2013,  the aggregate direct remuneration  to these Trustees by BGH was approximately  $253,750.  All out of pocket expenses were paid by Babson Capital.

The following table discloses the compensation paid to the Fund’s Trustees (not including reimbursement  for out-of-pocket expenses) for the twelve months ended August 31, 2013.  The Fund,  Babson Capital Corporate  Investors, Babson Capital Participation Investors, Babson Capital Funds  Trust, MassMutual Premier Funds, MML Series Investment Funds, MassMutual Select Funds, and MML Series Investment Funds II are collectively referred to in the table below as the “Fund Complex”. The Trustees do not receive pension or retirement benefits.

Name of Trustee	Aggregate Compensation from Fund	Total Compensation from Fund Complex

Rodney J. Dillman	$60,583.33	$60,583.33
Thomas M. Finke	None *	None
Bernard A. Harris, Jr.	69,000.00	69,000.00
Thomas W. Okel	60,583.33	60,583.33
Martin A. Sumichrast	63,583.33	63,583.33
Total	$253,749.99	$253,749.99

*  No compensation is paid by the Fund to Trustees who are officers or employees of Babson Capital.

AUDIT COMMITTEE  REPORT

The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Fund’s Board of Trustees. The Audit Committee meets with the Fund’s management (“Management”) and independent registered public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements  and  the reporting  process, including  the system of internal  controls.

In connection with the Committee’s and independent registered accountant’s responsibilities, Management advised that the Fund’s financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

■	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with Management and KPMG LLP, the Fund’s independent registered public accountants;

■	Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

■
Received the written disclosure and the letter from KPMG LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communications  with Audit Committee Concerning Independence) and has discussed with KPMG LLP its independence.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2012 for the Fund and for the non-audit services provided to Babson Capital, and Babson Capital’s parent, Massachusetts Mutual Life Insurance Company (“MassMutual”) for 2012 and 2011. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Fund’s Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2012 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2012, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

The Audit Committee appointed  the firm of KPMG LLP as the Fund’s independent registered public accountant for the fiscal year ending December 31, 2013, and, in connection therewith, KPMG LLP will prepare all of the Fund’s tax returns for the fiscal year ending December 31, 2013.

SUBMITTED  BY THE AUDIT COMMITTEE  OF THE BOARD OF TRUSTEES

Bernard A. Harris, Jr., Audit Committee Chair
Rodney J. Dillman, Audit Committee Member
Thomas W. Okel, Audit Committee Member
Martin A. Sumichrast, Audit Committee Member

February 20, 2013
The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Fund’s Annual Report.

THE FUND’S INDEPENDENT AUDITORS

KPMG LLP (“KPMG”) audited the financial statements of the Fund and Babson Capital for the fiscal year ended  December 31, 2012.  KPMG’s audit report  contained  no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond  to appropriate  questions from shareholders.  As noted above, KPMG will audit the Fund’s 2013 financial statements and prepare the Fund’s 2013 Federal and state tax returns.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Fees Paid to Independent Registered Public Accountants
KPMG LLP Year Ended December 31, 2012
Audit Fees	$61,500
Audit-Related Fees	0
Tax Fees*	44,100
All Other Fees	0
Total Fees	$105,600

* December 31, 2012 amount is estimated

NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL
	KPMG LLP Year Ended December 31, 2012	KPMG LLP Year Ended December 31, 2011
Audit-Related Fees	$685,475	$928,575
Tax Fees	93,100	9,000
All Other Fees	0	0
Total Fees	$778,575	$937,575

The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Fund and Babson Capital, such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported  in the “Tax Fees” category. The category “All Other Fees” represents  fees billed by KPMG for consulting rendered to the Fund, Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing  regulations allow the Audit Committee to establish a pre-approval  policy for certain services rendered  by the Fund’s independent accountants. During 2012, the Audit Committee approved all of the services rendered to the Fund by KPMG and did not rely on such a pre-approval policy for any such services.

OTHER BUSINESS

The Board of Trustees knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly  come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING
Manner of Voting Proxies

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast “for” each nominee for purposes of determining whether sufficient affirmative votes have been cast. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority  to vote for a nominee for election as Trustee, will be counted  as shares that are present on a particular matter for purposes of determining the presence of a quorum. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast 30% of the votes entitled to be cast shall be a quorum for the transaction of business for the Proposal. Neither abstentions nor broker non-votes, if any, will have an effect on the outcome of the Proposal.

Shareholders are entitled to one vote, on each matter on which the shareholder  is entitled to vote, for each share of the Fund that such shareholder owns at the close of business on August 30, 2013. Each fractional share is entitled to a proportionate fractional vote.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by Internet.

Revocation of Proxies

Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Adjournment

If sufficient votes in favor of the proposal set forth in the Notice of Annual Meeting of Shareholders  are not received by the time scheduled  for the Meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required  to be voted against the proposal.  The Fund will pay the costs of any additional solicitation and of any adjourned  session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned  to permit additional solicitation with respect to any other proposal.

INVESTMENT ADVISER AND SUB-ADVISER

Babson Capital, the investment adviser, provides investment management and certain administrative services to the Fund pursuant to an Investment Management Agreement. Babson Capital (including its wholly-owned subsidiaries) currently has over $180 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional  investors (such as insurance companies, pension plans, endowments and foundations).

Pursuant to a Sub-Advisory Agreement between Babson Capital and Babson Capital Global Advisor Limited (the  “Sub-Adviser”), the  Sub-Adviser provides  certain investment management services to the Fund.

Babson Capital is the indirect owner of 100% of the voting shares of the Sub-Adviser. MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital’s principal office is located at 1500 Main Street, Springfield, Massachusetts 01115.  The Sub-Adviser is located at 61 Aldwych, London, United Kingdom WC2B 4AE.

CERTAIN ADMINISTRATIVE  SERVICES

U.S. Bancorp Fund Services, LLC acts as the Fund’s administrator (the “Administrator”) pursuant to a Master Services Agreement. The Administrator and its affiliates provide certain administrative services to the Fund, including, but not limited to, clerical and various other services required for the Fund’s operations, calculating the Fund’s daily net asset value and other financial data, preparing reports required by the securities, investment, tax or other laws and regulations, monitoring the Fund’s expense accruals and generally assisting in the Fund’s operations. The Administrator’s principal address is 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Babson Capital indirectly provides certain administrative services to the Fund including, but not limited to, accounting services, meeting facilities, legal support, report preparation,  and other services. Babson Capital’s principal address is 1500 Main Street, Springfield, Massachusetts 01115.

SECTION 16(a) BENEFICIAL OWNERSHIP  REPORTING COMPLIANCE

The Fund’s Trustees and certain Officers, investment advisers, sub-advisers, certain affiliated persons of the investment advisers or sub-advisers, and persons who own more than 10% of any class of outstanding  securities of the Fund are required  to file forms reporting  their affiliation with the Fund  and reports  of ownership  and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund as well as certain internal documents, the Fund believes that its Trustees and relevant Officers, Babson Capital, the Sub-Adviser and its relevant affiliated persons have all complied with applicable filing requirements  during the twelve months ended August 31, 2013.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Any shareholder intending to present a proposal at the Annual Meeting to be held in 2014 who wishes to have such proposal included  in the Fund’s proxy material for that meeting, should forward his/her written proposal to the Fund,  Attention: Secretary. Proposals must be received on or before June 27, 2014, to be considered for inclusion in the proxy material for its 2014 Annual Meeting.

Pursuant to procedures approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board of Trustees by writing the Fund’s Chief Financial Officer, c/o Babson Capital Management LLC, 550 South Tryon Street, Suite 3300, Charlotte, NC 28202. When writing to the Board of Trustees, shareholders should identify themselves, the fact that the communication is directed to the Board of Trustees, and any relevant information  regarding their Fund holdings.

ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by Officers or agents of the Fund. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited by the Fund’s Officers or agents in person,  by telephone,  or by facsimile will be borne  by the Fund.  The Fund  has engaged Broadridge Financial Solutions, Inc. to provide shareholder  meeting services, including  vote solicitation and tracking. It is anticipated  that the cost of these services will be approximately $22,000  and may increase in the event any vote is contested or increased solicitation efforts are required. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement  will not be submitted to a vote of the Fund’s shareholders.

The Fund will arrange for at least one Trustee to attend its 2013 Annual Meeting of Shareholders, will encourage all of its Trustees to attend its Annual Meetings of Shareholders, and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-866-399-1516.  Shareholders  may also access a copy of the Proxy Statement online at https://www.proxyvote.com and  www.babsoncapital.com/bgh. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact:

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street Milwaukee, WI 53202
or by telephone at
1-800-647-7374
or contact your financial intermediary.

The Annual Report of the Fund  for its fiscal year ended  December  31,  2012, including financial statements, a schedule of the Fund’s investments as of such date and other data, was mailed on or about February 28, 2013, to all shareholders  of record. The Fund’s most recent Annual Report is available on the Internet at http:// www.babsoncapital.com/bgh. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report,  which will be furnished  without charge, by calling (toll-free) the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-800-647-7374.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M62651-S10094

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Vote on Trustees

	For All	Withhold All	For All Except
1. **Election of Trustees** - for three-year terms, or until their respective successors are duly elected and qualified.	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Nominees for election:

01) Thomas M. Finke
02) Bernard A. Harris, Jr.

Election of Trustee - for one-year term, or until his respective successor is duly elected and qualified.

Nominee for election:

03) Thomas W. Bunn

	For	Against	Abstain
2. **Other Business** In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.	▢	▢	▢

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at http://www.babsoncapital.com/bgh or at www.proxyvote.com.

M62652-S10094

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Janice M. Bishop and Patrick Hoefling, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Babson Capital Global Short Duration High Yield Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in the Wells Fargo Auditorium, 430 South Tryon Street, Charlotte, North Carolina 28285, on October 25, 2013 at 2:00 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

PLEASE SIGN AND DATE ON THE REVERSE SIDE.